UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

SpartanNash Company

(Exact Name of Registrant as Specified in Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SPTN	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Dennis Eidson concluded his service as Chairman and a director of SpartanNash Company on May 26, 2021. In a press release dated June 1, 2021, the Company announced that the Board of Directors has appointed Douglas Hacker to succeed Mr. Eidson as Chairman of the Board. The press release is attached to this report as Exhibit 99.1 and is incorporated here by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the matters set forth below:

1.	All of the nominees for election to the Board of Directors were elected, each for a term of office expiring at the annual meeting of shareholders to be held in 2022, by the following vote:

	Votes Cast

Director Name	For	Withheld	Broker Non-Votes
M. Shân Atkins	26,302,797	999,154	3,620,796
Frank M. Gambino	26,411,819	890,132	3,620,796
Douglas A. Hacker	27,078,791	223,160	3,620,796
Yvonne R. Jackson	26,969,525	332,426	3,620,796
Matthew Mannelly	27,153,317	148,634	3,620,796
Elizabeth A. Nickel	26,417,552	884,399	3,620,796
Hawthorne L. Proctor	27,035,315	266,636	3,620,796
Tony Sarsam	26,594,832	707,119	3,620,796
William R. Voss	26,847,851	454,100	3,620,796

2.

Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement, by the following vote, with 94.91% of total votes cast on the proposal (excluding broker non-votes) voting “FOR” approval of the compensation of the Company’s named executive officers:

Votes for	25,912,118
Votes against	1,144,640
Abstentions	245,193
Broker Non-Votes	3,620,796

3.

Shareholders approved a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year ending January 1, 2022 by the following vote, with 96.86% of total votes cast on the proposal voting “FOR” approval of the ratification of the selection of the Company’s independent auditors:

Votes for	29,951,086
Votes against	940,398
Abstentions	31,263
Broker Non-Votes	0

Item 7.01Regulation FD Disclosure.

On June 1, 2021, the Company issued a press release announcing the results of voting at the Annual Meeting. The press release is attached to this report as Exhibit 99.2 and is incorporated here by reference.

The information reported in this Item 7.01 (including the press releases) is furnished to and not "filed" with the Commission for the purposes of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 1, 2021.
99.2	Press Release dated June 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 1, 2021	SpartanNash Company

	By:	/s/ Jason Monaco
Jason Monaco Executive Vice President and Chief Financial Officer